EXHIBIT 99.1

PRESS RELEASE

GlobalTech Enters Into Agreement with World Mobile Chain With Plans to Accelerate

Blockchain Infrastructure Strategy and Launch WMTx Digital Asset Treasury

RENO, NV., October 10, 2025 (GLOBE NEWSWIRE) — GlobalTech Corporation (OTC ID : GTLK) (“GlobalTech”), a U.S. based technology holding company specializing in artificial intelligence (AI), big data, and emerging technologies, today announced a strategic agreement with World Mobile Chain (WMC). WMC is believed to be the world’s first blockchain built for decentralized physical infrastructure networks (DePIN). GlobalTech intends to deploy WMC’s blockchain infrastructure and unlock new digital services across its global operations.

The Company plans to advance the practical use of emerging technologies in real-world business operations. Under the agreement, GlobalTech expects to integrate WMC’s enterprise-grade blockchain platform to enhance its operational capabilities and deliver new, decentralized digital services across its global network. Its implementation will be supported by WMC’s comprehensive onboarding suite, which includes transaction security, digital identity verification, e-commerce integration, authentication, escrow, digital asset management, and supply chain solutions.

As part of its broader digital transformation roadmap, GlobalTech intends to establish a long-term digital asset treasury strategy focused on WMTx, the native utility token of WMC’s ecosystem. Any WMTx holdings will be used to enable on-chain transactions and support operational activities across GlobalTech’s network. This strategy will be implemented independently by GlobalTech and does not involve any joint financial commitments by World Mobile.

“This partnership is anticipated to represent a significant milestone in GlobalTech’s mission to leverage next-generation technologies for real-world impact,” said Frank Parrish, GlobalTech’s President. “By integrating World Mobile Chain’s blockchain infrastructure with our technology portfolio, we expect to create a secure and scalable foundation for digital asset innovation that enhances operational efficiency and unlocks new revenue opportunities.”

World Mobile Chain (WMC) is an EVM-compatible Layer 3 blockchain developed on Base, the official blockchain of Coinbase (NASDAQ: COIN) specifically designed to support decentralized telecoms and physical infrastructure. With over 2.3 million daily active users, a robust governance layer of 1,000+ EarthNodes, and thousands of AirNodes deployed worldwide, WMC delivers scalability, security, and efficiency for enterprise and consumer applications.

About GlobalTech Corporation

GlobalTech Corporation is a U.S.-based technology holding company driving innovation across AI, big data, and emerging technologies. Through strategic partnerships, scalable platforms, and capital investments, GlobalTech empowers visionary companies and enterprises to transform industries and create exponential value in the digital economy.

For more information, visit: www.globaltechcorporation.com

About World Mobile Chain

World Mobile Chain (WMC) is believed to be the first blockchain purpose-built for decentralized physical infrastructure networks (DePIN). EVM-compatible and settling to Base, WMC delivers secure, scalable, and cost-efficient transactions while enabling the deployment of decentralized applications across telecoms and beyond. Powered by a 1,000-node governance layer of EarthNodes and thousands of AirNodes providing global connectivity, WMC is home to over 2.3 million daily active users. At its core is World Mobile Token (WMTx), the native gas and utility token, which fuels transactions, staking, and ecosystem growth.

By combining blockchain technology with community-owned infrastructure, WMC is driving the next era of decentralized telecoms and digital services.

For more information, visit: www.worldmobile.io/the-chain

Forward-Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, our strategic plans, treasury management, expected benefits of integrating World Mobile Chain, our need for additional capital, the terms of such capital and potential dilution caused thereby; foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan; the international economic environment, geopolitical developments and unexpected global events which could cause our business to decline; investing in emerging markets, where our operations are located, is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; our revenue performance can be unpredictable by nature; we operate in highly competitive markets, which we expect only to become more competitive; we may be unable to keep pace with technological changes and evolving industry standards; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; we may also be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; our status as a controlled company; the fact that no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock, including upon conversion of certain outstanding convertible notes; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; our operating subsidiaries are located in Pakistan, and their assets are in Pakistan, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties; our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration; we may be affected by economic downturns both in Pakistan and globally, changes in inflation and interest rates, tariffs, increased costs of borrowing associated therewith and potential declines in the availability of such funding; and risks relating to future divestitures, asset sales, joint ventures and acquisitions.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GlobalTech’s publicly filed reports, including, but not limited to, GlobalTech’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. GlobalTech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to GlobalTech or any person acting on behalf of GlobalTech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GlobalTech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GlobalTech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GlobalTech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GlobalTech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

Louie Toma

CORE IR

louie@coreir.com

212-655-0924

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